UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	Date of Report:	May 1, 2024
(Date of earliest event reported)
ARC Document Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32407		20-1700361
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

12657 Alcosta Blvd, Suite 200	San Ramon	CA	94583
(Address of principal executive offices)			(Zip Code)
	(925)	949-5100
(Registrant's telephone number, including area code)
Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 7, 2024, ARC Document Solutions, Inc. (the “Company”) issued a press release reporting its financial results for the first quarter of the fiscal year ending December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 1, 2024, the Company held its 2024 annual meeting of stockholders (the “annual meeting”). A total of 42,765,875 shares of the Company’s common stock, par value $0.001 per share, were entitled to vote as of March 4, 2024, which was the record date for the annual meeting. There were 32,054,287 shares present in person or by proxy at the annual meeting. Set forth below are the matters voted upon by the Company’s stockholders at the annual meeting and the final voting results of each such proposal.

Proposal 1 - Election of Directors
The stockholders elected five directors, each to serve a one-year term until the Company’s next annual meeting of stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Kumarakulasingam Suriyakumar	22,109,137	1,746,327	8,198,823
Bradford L. Brooks	22,004,086	1,851,378	8,198,823
Cheryl Cook	20,885,213	2,970,251	8,198,823
Tracey Luttrell	20,631,435	3,224,029	8,198,823
Mark W. Mealy	21,676,864	2,178,600	8,198,823

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders voted to ratify the appointment of Crowe LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
31,374,954	251,434	427,899	32,054,287

Proposal 3 - Advisory, Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s executive officers for fiscal year 2023, as disclosed in the Company’s 2024 proxy statement. The results of the advisory, non-binding vote were as follows:

For	Against	Abstain	Broker Non-Votes
21,034,468	1,462,510	1,358,486	8,198,823

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	ARC Document Solutions, Inc. Press Release, dated May 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2024	ARC DOCUMENT SOLUTIONS, INC. By: /s/ Jorge Avalos Jorge Avalos Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	ARC Document Solutions, Inc. Press Release, dated May 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)